UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  December 14, 2007

-----------------

I-TRAX, INC.
------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware ------------------------	001-31584 ------------------------	23-3057155 ------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Hillman Drive, Suite 130 Chadds Ford, Pennsylvania ------------------------------------------------	19317 ------------------------------------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (610) 459-2405

N/A
-----------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Credit Agreement Amendment

I-trax, Inc. a Delaware corporation (“I-trax”), certain of I-trax’s direct and indirect subsidiaries, and Bank of America, N.A., are parties to a senior secured credit facility pursuant to a Credit Agreement dated as of March 19, 2004, as amended (the “Credit Agreement”).  On December 14, 2007, I-trax, certain of I-trax’s direct and indirect subsidiaries, and Bank of America entered into an Ninth Amendment to the Credit Agreement.  Under the Ninth Amendment:

•	The amount I-trax can borrow under the facility was increased to $25 million, comprised of:

o	a $17 million revolving loan facility, which was increased from $15 million;
o	a separate $5 million loan facility, which remained unchanged; and
o	a new term loan of $3 million.

•	Certain of the financial covenants under the facility have been amended.

•	The $17 and $5 million facilities mature on July 1, 2009 and the term loan matures on September 30, 2008.

The purpose of the amendment was to fund the acquisition of Pro Fitness Health Solutions, LLC, a New York limited liability company (“Pro Fitness”).  Please see Item 2.01 below.

The Ninth Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01       Completion of Acquisition or Disposition of Assets.

On December 14, 2007, I-trax completed the acquisition of Pro Fitness pursuant to a Member Interest Purchase Agreement dated November 27, 2007 (the “Acquisition Agreement”) by and among I-trax, Pro Fitness, Minute Men, Incorporated, a Connecticut corporation (“Minute Men”), and Daron Shepard, the sole manager and Chief Executive Officer of Pro Fitness.

Pro Fitness provides employer-sponsored wellness and fitness programs, along with occupational health services, in 22 states and three Canadian provinces for more than 50 clients.

Pursuant to the terms of the Acquisition Agreement, I-trax purchased all of the outstanding membership interests of Pro Fitness from Minute Men (the “Acquisition”).  The purchase price for the Acquisition is $7,500,000, subject to certain adjustments.  I-trax delivered the purchase price as follows:  $6,000,000 in cash; 222,684 shares of I-trax common stock (valued at $750,000, or $3.368 per share, under the terms on the Acquisition Agreement) (the “Consideration Shares”); and a promissory note in the principal amount of $750,000 (the “Promissory Note”).  The Consideration Shares will be held in escrow and the Promissory Note will be paid after I-trax completes the audit of its consolidated financial statements for 2008.  In undertaking the issuance of the Consideration Shares, I-trax relied on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

The purchase price is subject to the following adjustments:  Minute Men will receive an additional cash payment if the Pro Fitness business has gross profit for 2008, derived from its historic business and pipeline opportunities as of the closing date, in excess of $2,450,000 (“Gross Profit Target”).  The additional cash payment will equal twice the amount by which the business of Pro Fitness exceeds the Gross Profit Target.  If the 2008 gross profit of the Pro Fitness business is less than the Gross Profit Target, then Minute Men will pay I-trax an amount equal to 3.164 times the amount by which the Gross Profit Target exceeds the 2008 gross profit of the Pro Fitness business.  Minute Men’s obligation to do so, however, is limited to the value of the Consideration Shares and the Promissory Note. Further, if the value of the Consideration Shares when they are released from escrow is less than the value of the Consideration Shares on the date of the closing, I-trax will pay Minute Men an amount equal to the difference in value.

I-trax funded the cash portion of the purchase price by using amounts available under its existing senior secured credit facility and new term loan with Bank of America.  See the description of the Ninth Amendment to the Credit Agreement in Item 1.01 above.

Other than in respect of the Acquisition Agreement, there are no material relationships between I-trax, its officers, directors and affiliates and their associates, on the one hand, and Pro Fitness and Minute Men and their respective officers, directors and affiliates and their associates, on the other hand.

A copy of the press release issued by I-trax on December 17, 2007 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Ninth Amendment provided in Item 1.01 above and the information regarding source of funding for the Pro Fitness acquisition provided in Item 2.01 above are hereby incorporated by reference into this Item 2.03.

Item 3.02          Unregistered Sales of Equity Securities.

The information regarding the issuance of the Consideration Shares provided in Item 2.01 above is hereby incorporated by reference into this Item 3.02.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments

On December 17, 2007, I-trax entered into Amended and Restated Employment Agreement with each of Frank A. Martin, the Chairman of I-trax, and R. Dixon Thayer, the Chief Executive Officer of I-trax.  Under the terms of each Amended and Restated Employment Agreement, the applicable executive officer will be entitled to severance equal to two times total annual compensation (base salary and bonus) in the event the employment of the applicable executive is terminated without cause or for good reason.  The Amended and Restated Employment Agreements of Frank A. Martin and R. Dixon Thayer are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

Pro Fitness Health Solutions, LLC financial statements for the year ended December 31, 2006.
Pro Fitness Health Solutions, LLC financial statements for the period ended September 30, 2007.

PROFITNESS HEALTH
SOLUTIONS, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2006

PROFITNESS HEALTH SOLUTIONS, LLC

TABLE OF CONTENTS

Page

Independent Auditor's Report	1

Exhibits:

A Balance Sheet	2-3

B Statement of Income and Member's Equity	4

C Statement of Cash Flows	5

Notes to Financial Statements	6-11

Accountant's Report on Supplementary Information	12

Schedules:

1 Cost of Sales	13

2 Selling, General and Administrative Expenses	14

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
  ProFitness Health Solutions, LLC
Shelton, Connecticut

We have audited the accompanying balance sheet of ProFitness Health Solutions, LLC as of December 31, 2006, and the related statements of income and member's equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ProFitness Health Solutions, LLC as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/Weinstein & Anastasio, P.C.
Hamden, Connecticut

December 7, 2007

One Hamden Center   2319 Whitney Avenue, Suite 2A   Hamden, CT 06518
Tel. 203.397.2525   Fax 203.397.3463   www.wa-cpa.com
Accounting for Your Success

PROFITNESS HEALTH SOLUTIONS, LLC

BALANCE SHEET

DECEMBER 31, 2006

ASSETS

Current Assets
Cash	$230,482
Accounts Receivable	1,142,417
Prepaid Expenses	46,793
Due from Related Party	89,340
Other Current Assets	10,007

Total Current Assets	1,519,039

Property and Equipment
Computer Software	26,440
Furniture & Fixtures	39,676
Equipment	86,982

Total	153,098
Less Accumulated Depreciation	(83,390)

Property and Equipment - Net	69,708

Other Assets
Goodwill	268,873
Security Deposits	13,855

Total Other Assets	282,728

Total Assets	$1,871,475

The notes are an integral part of these financial statements.
Exhibit: A - Page 2

PROFITNESS HEALTH SOLUTIONS, LLC

BALANCE SHEET

DECEMBER 31, 2006

LIABILITIES AND MEMBER'S EQUITY

Current Liabilities
Current Portion of Note Payable	$5,332
Accounts Payable	271,311
Accrued Expenses	483,889
Sales Tax Payable	111,861
Due to Customers	306,838
Deferred Revenue	64,750

Total Current Liabilities	1,243,981

Long-Term Liabilities
Note Payable	9,775

Total Liabilities	1,253,756

Commitments and Contingencies

Member's Equity	617,719

Total Liabilities and Member's Equity	$1,871,475

The notes are an integral part of these financial statements.
Exhibit: A - Page 3

PROFITNESS HEALTH SOLUTIONS, LLC

STATEMENT OF INCOME AND MEMBER'S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2006

Sales	$11,278,414

Cost of Sales	9,347,173

Gross Profit	1,931,241

Selling, General and Administrative Expenses	1,368,175

Income from Operations	563,066

Other Income (Expenses)
Loss on Disposition of Property and Equipment	(108,834)
Miscellaneous Income	3,282

Total Other Income (Expense)	(105,552)

Income Before Provision for State Income Taxes	457,514

Provision for State Income Taxes	14,418

Net Income	443,096

Member's Equity
Beginning	787,623

Less Distributions	(613,000)

Ending	$617,719

The notes are an integral part of these financial statements.
Exhibit: B - Page 4

PROFITNESS HEALTH SOLUTIONS, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2006

Cash Flows from Operating Activities
Net Income	$443,096
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation	22,944
Loss on Disposition of Property and Equipment	108,834
(Increase) Decrease in Operating Assets:
Accounts Receivable	(299,343)
Prepaid Expenses	(4,749)
Increase (Decrease) in Operating Liabilities:
Accounts Payable	5,417
Accrued Expenses	301,333
Sales Tax Payable	12,376
Due to Customers	114,407
Deferred Revenue	53,060

Net Cash Provided by Operating Activities	757,375

Cash Flows from Investing Activities
Purchase of Property and Equipment	(17,336)
Due from Related Party	(59,812)

Net Cash Used by Investing Activities	(77,148)

Cash Flows from Financing Activities
Distributions	(613,000)
Principal Payments on Long-Term Debt	(5,333)

Net Cash Used by Financing Activities	(618,333)

Net Increase in Cash	61,894

Cash
Beginning	168,588

Ending	$230,482

The notes are an integral part of these financial statements.
Exhibit: C - Page 5

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1.           Summary of Significant Accounting Policies

Nature of Operations—ProFitness Health Solutions, LLC (the "Company") provides comprehensive fitness and wellness program management, occupational health programming, sports and recreation services and fitness center design, consulting and evaluation services for corporate-sponsored fitness and wellness programs throughout the United States and Canada.

Revenue Recognition—The Company recognizes revenue on service contracts it maintains with its customers.  Services are rendered on either a fixed fee or a variable (cost-plus) basis.  For fixed fee contracts, revenue is recorded primarily on a straight-line basis over the term of the contract; for cost-plus contracts, revenue is recorded as the costs are incurred.  For customers who pre-pay for services, or who have site credits with the Company, those amounts are recorded in the accompanying balance sheet under due to customers or deferred revenue.

Property and Equipment and Deprecation—Property and equipment is recorded at cost.  Depreciation is calculated using the straight-line method over the estimated useful lives of the assets as follows:

Estimated
Asset	Useful Life

Computer Software	3 years
Furniture & Fixtures	5-7 years
Equipment	5 years

Depreciation expense for the year ended December 31, 2006 was $22,944.

Goodwill—Goodwill represents the excess of the purchase price over fair value of identifiable net assets acquired through an acquisition.  In accordance with Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, amortization has not been recorded, and the Company is required to evaluate the goodwill on an annual basis for potential impairment.  As of December 31, 2006, the goodwill was determined not be impaired.

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1.           Summary of Significant Accounting Policies (continued)

Allowance for Doubtful Accounts—The Company provides an allowance for doubtful accounts; however, in the opinion of management, all accounts were considered collectible and no allowance was necessary at December 31, 2006.

Income Taxes—The Company is a single member limited liability company, and therefore, a disregarded entity for federal tax purposes.  Due to this entity classification, there is no provision in the financial statements for federal income taxes as income is taxed to the Company's member.  The provision for income taxes consists solely of state income taxes for those states that do not recognize the disregarded entity status of a single member limited liability company.

The Company files a combined federal income tax return with its U.S. sole member, Minute Men, Inc.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts or revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Advertising Costs—Advertising costs are expensed as incurred.  Advertising costs charged to operations for the year ended December 31, 2006 was $25,611.

New Accounting Pronouncements—In July 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109.  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a Company's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition.  FIN 48 was originally effective for years beginning after December 15, 2006.  This has been recently revised for years beginning after December 15, 2007 for non-public companies.  The Company is currently in the process of evaluating the impact of FIN 48 on its financial position and results of operations but believes the effect will not be material.

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

2.           Concentrations of Credit Risk

Cash—The Company maintains its cash accounts at commercial banks located in Connecticut, New York and Canada.  The total cash balances are insured by either the Federal Deposit Insurance Corporation (FDIC) up to $100,000 or the Canada Deposit Insurance Corporation (CDIC) up to $100,000.  At various times during the period, the cash balances may exceed insured limits.

Accounts Receivable—The Company is exposed to credit losses in the event of non-performance by its customers.  Concentrations of credit risk arise due to the Company's outstanding receivables with customers throughout the United States and Canada.  The Company anticipates, however, that its customers will be able to satisfy their obligations under the contracts fully.  The Company does not obtain collateral or other security to support financial instruments subject to credit risk, but monitors the credit standings of its customers.

Approximately 49% of the Company's accounts receivable was due from two customers at December 31, 2006.

Operations in Foreign Country—Part of the Company's activities are conducted throughout Canada.  The Company's operations are subject to various political, economic and other risks and uncertainties inherent in the country in which the Company operates.  Among other risks, the Company's operations are subject to the risks of restrictions on transfer of funds, foreign exchange fluctuations, and political conditions and governmental regulations.

3.           Related Party Transaction

Due from Related Party—Unsecured non-interest bearing advance due from the sole member of the Company.  The advance was subsequently repaid January 16, 2007.

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

4.           Line-of-Credit

Revolving credit line with TD Banknorth, N.A. up to a maximum borrowing of $450,000 at December 31, 2006 and bearing interest at the prime rate, which was 8.25% at December 31, 2006.  The line is secured by substantially all assets of the Company, is personally guaranteed by all shareholders of the sole member of the Company and is renewable annually at the bank's discretion.  The line is subject to an annual 30-day clean-up period and is subject to covenants including a minimum debt service coverage ratio to be calculated on the sole member of the Company.  No balance was outstanding under this agreement at December 31, 2006.  In May 2007, the line was extended through May 2008.

5.           Note Payable

Note payable to Audi Financial Services in monthly
installments of $444, including interest at 0.00% per
annum. The note matures October 2009 and is
secured by an automobile which cost approximately $28,000.	$15,107

Less Current Portion	(5,332)

Long-Term Portion	$9,775

The annual maturities of the note payable at December 31, 2006 are as follows:

Year Ending December 31,

2007	$5,332
2008	5,332
2009	4,443

Total	$15,107

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

6.           Lease Commitment

The Company leases an office facility for its executive offices in Shelton, Connecticut under a lease that expires in December 2008.  The Company is obligated to pay all maintenance, taxes and utilities and is responsible for its share of common area charges.  The Company has an option to renew the lease for an additional three-year period, which must be exercised on or before December 31, 2007.

The future minimum lease payments under this lease as of December 31, 2006 are as follows:

Year Ending
December 31,

2007	$37,001
2008	37,001

Total	$74,002

Rent expense for the year ended December 31, 2006 was $57,806.

7.           Retirement Plan

The Company has a 401(k) profit sharing plan that covers all eligible salaried employees.  Eligible employees may elect to contribute a portion of their compensation subject to limitations prescribed by law.  The plan provides for the Company to make discretionary contributions to the plan.  The Company elected to make a discretionary contribution in the amount of $8,400 for the year ended December 31, 2006.

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

8.           Statement of Cash Flows

Supplemental Disclosure of Cash Flow Information

  Cash paid during the year for:

Income Taxes	$12,245

9.           Economic Dependency

Approximately 21% of the Company's revenues for the year ended December 31, 2006 was to one customer.

10.           Contingency

The Company has been named as a party in a claim regarding reimbursement of disability payments to a former employee.  Based on the information currently available, legal counsel cannot reasonably estimate the liability or loss resulting from the aforementioned claim.  Therefore, a loss contingency has not been accrued for in the accompanying financial statements.

11.           Subsequent Event

Subsequent to the balance sheet date, the sole member of the Company entered into negotiations to sell 100% of its membership interest to I-trax, Inc., a publicly traded company.  A definitive agreement was signed November 27, 2007.  The total purchase price of the acquisition is $7,500,000, subject to certain adjustments set forth in the definitive agreement.  I-trax, Inc. will deliver the purchase price as follows:  $6,000,000 in cash, shares of I-trax, Inc. common stock valued at $750,000, and a promissory note in the principal amount of $750,000.  The shares of common stock will be held in escrow and the promissory note will be repaid after I-trax, Inc. completes its consolidated financial statements for 2008.

To the Board of Directors of
  ProFitness Health Solutions, LLC
Shelton, Connecticut

Our report on our audit of the basic financial statements of ProFitness Health Solutions, LLC for 2006 appears on page one.  That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The information included in the following schedules, on pages 13 and 14, is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.

/s/ Weinstein & Anastasio, P.C.
Hamden, Connecticut

December 7, 2007

One Hamden Center   2319 Whitney Avenue, Suite 2A   Hamden, CT 06518
Tel. 203.397.2525   Fax 203.397.3463   www.wa-cpa.com

Accounting for Your Success

PROFITNESS HEALTH SOLUTIONS, LLC

SCHEDULE OF COST OF SALES

FOR THE YEAR ENDED DECEMBER 31, 2006

UNAUDITED

Advertising	$1,152
Bank Fees	14,337
Computer Software	12,114
Depreciation Expense	5,748
Employee Benefits	408,656
Equipment Expense	71,811
Health Education	171,261
Insurance	214,587
Locker Room Supplies	43,343
Medical Supplies	41,981
Miscellaneous	11,341
Office Expense	14,946
Office Supplies	18,873
Payroll Taxes	554,117
Program Supplies	272,263
Recruiting	8,391
Equipment Repairs & Maintenance	69,809
Salaries & Wages	6,890,711
Staff Training & Development	245,349
Subcontractors	154,804
Telephone	4,459
Travel & Entertainment	36,726
Uniforms	80,394

Total Cost of Sales	$9,347,173

See accountant's report on supplementary information.
Schedule: 1 - Page 13

PROFITNESS HEALTH SOLUTIONS, LLC

SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006

UNAUDITED

Advertising	$24,459
Computer Software	17,155
Depreciation Expense	17,196
Employee Benefits	65,636
Equipment Lease	2,330
Insurance	22,786
Miscellaneous	3,831
Office Expense	23,275
Office Supplies	12,270
Payroll Taxes	66,154
Professional Fees	19,281
Recruiting	5,088
Rent	57,806
Repairs & Maintenance	4,836
Salaries & Wages	945,775
Sales Expenses	7,486
Staff Training & Development	23,763
Telephone	27,693
Travel & Entertainment	21,355

Total Selling, General and Administrative Expenses	$1,368,175

See accountant's report on supplementary information.
Schedule: 2 - Page 14

PROFITNESS HEALTH
SOLUTIONS, LLC

FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

PROFITNESS HEALTH SOLUTIONS, LLC

TABLE OF CONTENTS

Page

Independent Auditor's Report	1

Exhibits:

A Balance Sheet	2-3

B Statement of Income and Member's Equity	4

C Statement of Cash Flows	5

Notes to Financial Statements	6-11

Accountant's Report on Supplementary Information	12

Schedules:

1 Cost of Sales	13

2 Selling, General and Administrative Expenses	14

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
  ProFitness Health Solutions, LLC
Shelton, Connecticut

We have audited the accompanying balance sheet of ProFitness Health Solutions, LLC as of September 30, 2007, and the related statements of income and member's equity and cash flows for the nine months then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ProFitness Health Solutions, LLC as of September 30, 2007, and the results of its operations and its cash flows for the nine months then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Weinstein & Anastasio, P.C.
Hamden, Connecticut

December 7, 2007

One Hamden Center   2319 Whitney Avenue, Suite 2A   Hamden, CT 06518
Tel. 203.397.2525   Fax 203.397.3463   www.wa-cpa.com

Accounting for Your Success

PROFITNESS HEALTH SOLUTIONS, LLC

BALANCE SHEET

SEPTEMBER 30, 2007

ASSETS

Current Assets
Cash	$437,134
Accounts Receivable	1,362,536
Prepaid Expenses	32,372

Total Current Assets	1,832,042

Property and Equipment
Computer Software	26,440
Furniture & Fixtures	39,676
Equipment	86,982

Total	153,098
Less Accumulated Depreciation	(100,986)

Property and Equipment - Net	52,112

Other Assets
Goodwill	268,873
Security Deposits	13,855

Total Other Assets	282,728

Total Assets	$2,166,882

The notes are an integral part of these financial statements.
Exhibit: A - Page 2

PROFITNESS HEALTH SOLUTIONS, LLC

BALANCE SHEET

SEPTEMBER 30, 2007

LIABILITIES AND MEMBER'S EQUITY

Current Liabilities
Current Portion of Note Payable	$5,332
Accounts Payable	301,478
Accrued Expenses	489,434
Sales Tax Payable	95,292
Due to Customers	499,920
Deferred Revenue	14,326

Total Current Liabilities	1,405,782

Long-Term Liabilities
Note Payable	5,776

Total Liabilities	1,411,558

Commitments and Contingencies

Member's Equity	755,324

Total Liabilities and Member's Equity	$2,166,882

The notes are an integral part of these financial statements.
Exhibit: A - Page 3

PROFITNESS HEALTH SOLUTIONS, LLC

STATEMENT OF INCOME AND MEMBER'S EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Sales	$10,026,710

Cost of Sales	8,370,444

Gross Profit	1,656,266

Selling, General and Administrative Expenses	1,074,926

Income from Operations	581,340

Other Income
Miscellaneous Income	29,740

Income Before Provision for State Income Taxes	611,080

Provision for State Income Taxes	9,975

Net Income	601,105

Member's Equity
Beginning	617,719

Less Distributions	(463,500)

Ending	$755,324

The notes are an integral part of these financial statements.
Exhibit: B - Page 4

PROFITNESS HEALTH SOLUTIONS, LLC

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Cash Flows from Operating Activities
Net Income	$601,105
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation	17,596
(Increase) Decrease in Operating Assets:
Accounts Receivable	(220,119)
Prepaid Expenses	14,421
Other Current Assets	10,007
Increase (Decrease) in Operating Liabilities:
Accounts Payable	30,167
Accrued Expenses	5,545
Sales Tax Payable	(16,569)
Due to Customers	193,082
Deferred Revenue	(50,424)

Net Cash Provided by Operating Activities	584,811

Cash Flows from Investing Activities
Decrease in Due From Related Party	89,340

Net Cash Provided by Investing Activities	89,340

Cash Flows from Financing Activities
Distributions	(463,500)
Principal Payments on Long-Term Debt	(3,999)

Net Cash Used by Financing Activities	(467,499)

Net Increase in Cash	206,652

Cash
Beginning	230,482

Ending	$437,134

The notes are an integral part of these financial statements.
Exhibit: C - Page 5

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

1.           Summary of Significant Accounting Policies

Nature of Operations—ProFitness Health Solutions, LLC (the "Company") provides comprehensive fitness and wellness program management, occupational health programming, sports and recreation services and fitness center design, consulting and evaluation services for corporate-sponsored fitness and wellness programs throughout the United States and Canada.

Revenue Recognition—The Company recognizes revenue on service contracts it maintains with its customers.  Services are rendered on either a fixed fee or a variable (cost-plus) basis.  For fixed fee contracts, revenue is recorded primarily on a straight-line basis over the term of the contract; for cost-plus contracts, revenue is recorded as the costs are incurred.  For customers who pre-pay for services, or who have site credits with the Company, those amounts are recorded in the accompanying balance sheet under due to customers or deferred revenue.

Property and Equipment and Deprecation—Property and equipment is recorded at cost.  Depreciation is calculated using the straight-line method over the estimated useful lives of the assets as follows:

Estimated
Asset	Useful Life

Computer Software	3 years
Furniture & Fixtures	5-7 years
Equipment	5 years

Depreciation expense for the nine months ended September 30, 2007 was $17,596.

Goodwill—Goodwill represents the excess of the purchase price over fair value of identifiable net assets acquired through an acquisition.  In accordance with Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, amortization has not been recorded, and the Company is required to evaluate the goodwill on an annual basis for potential impairment.  As of September 30, 2007, the goodwill was determined not be impaired.

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

1.           Summary of Significant Accounting Policies (continued)

Allowance for Doubtful Accounts—The Company provides an allowance for doubtful accounts; however, in the opinion of management, all accounts were considered collectible and no allowance was necessary at September 30, 2007.

Income Taxes—The Company is a single member limited liability company, and therefore, a disregarded entity for federal tax purposes.  Due to this entity classification, there is no provision in the financial statements for federal income taxes as income is taxed to the Company's member.  The provision for income taxes consists solely of state income taxes for those states that do not recognize the disregarded entity status of a single member limited liability company.

The Company files a combined federal income tax return with its U.S. sole member, Minute Men, Inc.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts or revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Advertising Costs—Advertising costs are expensed as incurred.  Advertising costs charged to operations for the nine months ended September 30, 2007 was $16,638.

New Accounting Pronouncements—In July 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109.  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a Company's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition.  FIN 48 was originally effective for years beginning after December 15, 2006.  This has been recently revised for years beginning after December 15, 2007 for non-public companies.  The Company is currently in the process of evaluating the impact of FIN 48 on its financial position and results of operations but believes the effect will not be material.

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

2.           Concentrations of Credit Risk

Cash—The Company maintains its cash accounts at commercial banks located in Connecticut, New York and Canada.  The total cash balances are insured by either the Federal Deposit Insurance Corporation (FDIC) up to $100,000 or the Canada Deposit Insurance Corporation (CDIC) up to $100,000.  At various times during the period, the cash balances may exceed insured limits.

Accounts Receivable—The Company is exposed to credit losses in the event of non-performance by its customers.  Concentrations of credit risk arise due to the Company's outstanding receivables with customers throughout the United States and Canada.  The Company anticipates, however, that its customers will be able to satisfy their obligations under the contracts fully.  The Company does not obtain collateral or other security to support financial instruments subject to credit risk, but monitors the credit standings of its customers.

Approximately 55% of the Company's accounts receivable was due from two customers at September 30, 2007.

Operations in Foreign Country—Part of the Company's activities are conducted throughout Canada.  The Company's operations are subject to various political, economic and other risks and uncertainties inherent in the country in which the Company operates.  Among other risks, the Company's operations are subject to the risks of restrictions on transfer of funds, foreign exchange fluctuations, and political conditions and governmental regulations.

3.           Line-of-Credit

Revolving credit line with TD Banknorth, N.A. up to a maximum borrowing of $450,000 at September 30, 2007 and bearing interest at the prime rate, which was 7.75% at September 30, 2007.  The line is secured by substantially all assets of the Company, is personally guaranteed by all shareholders of the sole member of the Company and is renewable annually at the bank's discretion.  The line is subject to an annual 30-day clean-up period and is subject to covenants including a minimum debt service coverage ratio to be calculated on the sole member of the Company.  No balance was outstanding under this agreement at September 30, 2007.  The line expires May 2008.

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

4.             Note Payable

Note payable to Audi Financial Services in monthly
installments of $444, including interest at 0.00% per
annum. The note matures October 2009 and is
secured by an automobile which cost approximately $28,000.	$11,108

Less Current Portion	(5,332)

Long-Term Portion	$5,776

The annual maturities of the note payable at September 30, 2007 are as follows:

Twelve Months
Ending
September 30,

2008	$5,332
2009	5,332
2010	444

Total	$11,108

5.           Lease Commitment

The Company leases an office facility for its executive offices in Shelton, Connecticut under a lease that expires in December 2008.  The Company is obligated to pay all maintenance, taxes and utilities and is responsible for its share of common area charges.  The Company has an option to renew the lease for an additional three-year period, which must be exercised on or before December 31, 2007.

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

5.           Lease Commitment (continued)

The future minimum lease payments under this lease as of September 30, 2007 are as follows:

Twelve Months
Ending
September 30,

2008	$37,001
2009	9,250

Total	$46,251

Rent expense for the nine months ended September 30, 2007 was $47,176.

6.           Retirement Plan

The Company has a 401(k) profit sharing plan that covers all eligible salaried employees.  Eligible employees may elect to contribute a portion of their compensation subject to limitations prescribed by law.  The plan provides for the Company to make discretionary contributions to the plan.  No contribution has been made to the plan for the nine months ended September 30, 2007.

7.           Statement of Cash Flows

Supplemental Disclosure of Cash Flow Information

  Cash paid during the period for:

Income Taxes	$14,245

PROFITNESS HEALTH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

8.           Economic Dependency

Approximately 18% of the Company's revenues for the nine months ended September 30, 2007 was to one customer.

9.           Contingency

The Company has been named as a party in a claim regarding reimbursement of disability payments to a former employee.  Based on the information currently available, legal counsel cannot reasonably estimate the liability or loss resulting from the aforementioned claim.  Therefore, a loss contingency has not been accrued for in the accompanying financial statements.

10.           Subsequent Event

Subsequent to the balance sheet date, the sole member of the Company entered into negotiations to sell 100% of its membership interest to I-trax, Inc., a publicly traded company.  A definitive agreement was signed November 27, 2007.  The total purchase price of the acquisition is $7,500,000, subject to certain adjustments set forth in the definitive agreement.  I-trax, Inc. will deliver the purchase price as follows:  $6,000,000 in cash, shares of I-trax, Inc. common stock valued at $750,000, and a promissory note in the principal amount of $750,000.  The shares of common stock will be held in escrow and the promissory note will be repaid after I-trax, Inc. completes its consolidated financial statements for 2008.

To the Board of Directors of
  ProFitness Health Solutions, LLC
Shelton, Connecticut

Our report on our audit of the basic financial statements of ProFitness Health Solutions, LLC for September 30, 2007, appears on page one.  That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The information included in the following schedules, on pages 13 and 14, is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.

/s/ Weinstein & Anastasio, P.C.
Hamden, Connecticut

December 7, 2007

One Hamden Center   2319 Whitney Avenue, Suite 2A   Hamden, CT 06518
Tel. 203.397.2525   Fax 203.397.3463   www.wa-cpa.com

Accounting for Your Success

PROFITNESS HEALTH SOLUTIONS, LLC

SCHEDULE OF COST OF SALES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

UNAUDITED

Advertising	$2,030
Bank Fees	14,165
Computer Software	52,633
Employee Benefits	374,963
Equipment Expense	86,457
Health Education	72,177
Insurance	185,818
Locker Room Supplies	132,088
Medical Supplies	51,210
Miscellaneous	20,700
Office Expense	51,651
Office Supplies	63,197
Payroll Taxes	503,763
Program Supplies	163,384
Recruiting	9,583
Equipment Repairs & Maintenance	93,393
Salaries & Wages	6,167,563
Staff Training & Development	148,411
Subcontractors	123,467
Telephone	4,324
Travel & Entertainment	42,069
Uniforms	7,398

Total Cost of Sales	$8,370,444

See accountant's report on supplementary information.
Schedule: 1 - Page 13

PROFITNESS HEALTH SOLUTIONS, LLC

SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

UNAUDITED

Advertising	$14,608
Computer Software	12,597
Depreciation Expense	17,596
Employee Benefits	45,920
Equipment Expense	247
Equipment Lease	1,906
Insurance	14,257
Miscellaneous	33,552
Office Expense	26,625
Office Supplies	10,308
Payroll Taxes	59,535
Professional Fees	33,711
Program Supplies	468
Recruiting	3,910
Rent	47,176
Repairs & Maintenance	1,785
Salaries & Wages	691,667
Sales Expenses	1,290
Staff Training & Development	20,464
Telephone	26,724
Travel & Entertainment	10,580

Total Selling, General and Administrative Expense	$1,074,926

See accountant's report on supplementary information.
Schedule: 2 - Page 14

(b)           Pro Forma financial information.

I-trax will file by amendment to this Current Report on Form 8-K the pro forma financial information required under Item 9.01(b) to the Current Report on Form 8-K within the time period permitted by Item 9.01(a)(4) to the Current Report on Form 8-K for filing such information.

(d) Exhibits.

2.1
Membership Interest Purchase Agreement, dated November 27, 2007, among I-trax, Inc., Pro Fitness Health Solutions, LLC, Minute Men, Incorporated and Daron Shepard.  (Incorporated by reference to Exhibit 2.1 to I-trax’s Current Report on Form 8-K, filed November 28, 2007).

10.1	Ninth Amendment to Credit Agreement, dated November 14, 2007 by and among I-trax, Inc., all subsidiaries of I-trax, Inc. that are parties to the Credit Agreement and Bank of America, N.A.

10.2	Amended and Restated Employment Agreement dated December 17, 2007 between I-trax, Inc. and Frank A. Martin.

10.3	Amended and Restated Employment Agreement dated December 17, 2007 between I-trax, Inc. and R. Dixon Thayer.

23.1	Consent of Weinstein & Anastasio, PC.

23.2	Consent of Weinstein & Anastasio, PC.

99.1	Press Release dated December 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-TRAX, INC.

Date: December 20, 2007	By:	/s/ Frank A. Martin
	Name:	Frank A. Martin
	Title:	Chairman